UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2019

SUNWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36868	01-0592299
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 Winding Creek Road, Suite 100 Roseville CA	95678
(Address of Principal Executive Offices)	(Zip Code)

(916) 409-6900

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001	SUNW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As previously announced in a Current Report on Form 8-K filed on August 13, 2019, at the 2019 Annual Meeting of Stockholders held on August 7, 2019, the stockholders of Sunworks, Inc. (the “Company”) approved an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of its issued and outstanding shares of common stock, par value $0.001 per share, at a ratio not less than 1-for-3 and not greater than 1-for-10, with the exact ratio to be set within that range at the discretion of the Company’s board of directors . The Company’s board of directors has approved the reverse stock split at a ratio of 1-for-7. On August 29, 2019, the Company filed a Certificate of Amendment of Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware to effect the reverse stock split.

As a result of the reverse stock split, every seven shares of the Company’s common stock will be automatically reclassified and converted into one issued and outstanding share of common stock, without any change in par value per share. No fractional shares will be issued as a result of the reverse stock split. Any fractional shares resulting from the reverse stock split will be rounded up to the nearest whole share.

Commencing on August 30, 2019, trading of our common stock will continue on The NASDAQ Capital Market on a reverse stock split-adjusted basis. The trading symbol will remain “SUNW.”

The foregoing summary of the terms of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the Certificate of Amendment which is filed as Exhibit 3.1 to this Current Report, which is incorporated by reference herein.

Item 8.01 Other Events.

On August 29, 2019, the Company issued a press release announcing the reverse stock split. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Number	Description

3.1	Certificate of Amendment of Certificate of Incorporation of Sunworks, Inc.
99.1	Press Release of Sunworks, Inc. dated August 29, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNWORKS, INC.

Date: August 29, 2019	By:	/s/ Charles F. Cargile
Charles F. Cargile Chief Executive Officer